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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 26, 1999


                          ----------------------------



                        HOUSTON INDUSTRIES INCORPORATED
             (Exact name of registrant as specified in its charter)



            TEXAS                        1-3187                74-0694415
(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)



                   1111 LOUISIANA
                   HOUSTON, TEXAS                              77002
      (Address of principal executive offices)              (ZIP Code)



       Registrant's telephone number, including area code: (713) 207-3000


                          ----------------------------


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ITEM 5.  OTHER EVENTS.

         On January 26, 1999, Houston Industries Incorporated released a statement concerning a recent currency devaluation in Brazil.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  C. EXHIBITS

   Exhibit No.

      99a Press Release - Houston Industries Expects First Quarter Charge from Brazilian Devaluation

      99b      Press Release - Houston Industries Incorporated Earnings Release
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                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HOUSTON INDUSTRIES INCORPORATED
                                                    (Registrant)


                                             /s/ MARY P. RICCIARDELLO
                                          -------------------------------
                                                Mary P. Ricciardello
                                           Vice President and Comptroller




Date: January 29, 1999



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                                 EXHIBIT INDEX

   Exhibit No.

      99a Press Release - Houston Industries Expects First Quarter Charge from Brazilian Devaluation

      99b      Press Release - Houston Industries Incorporated Earnings Release